EXHIBIT 99.3

               INTERACTIVE BRAND DEVELOPMENT, INC. AND SUBSIDIARY
                                       AND
                          INTERNET BILLING COMPANY, LLC
                         PRO FORMA FINANCIAL INFORMATION

                                                    IBD            IBILL           COMBINED         PRO FORMA         PRO FORMA
                                                 12/31/2004      12/31/2004       12/31/2004       ADJUSTMENTS      CONSOLIDATED
                                               -------------    -------------    -------------    -------------    -------------
ASSETS

Current Assets
     Cash and cash equivalents                            --    $   2,015,809    $   2,015,809    $          --    $   2,015,809
     Accounts receivable - net                           453       19,603,812       19,604,265               --       19,604,265
     Prepaids and other assets                            --          734,807          734,807               --          734,807
                                               -------------    -------------    -------------    -------------    -------------
Total current assets                                     453       22,354,428       22,354,881               --       22,354,881

Property, Plant and equipment, net                    26,593        4,584,411        4,611,004               --        4,611,004

Auction content inventory                          6,848,950               --        6,848,950               --        6,848,950

Investment in PMG                                 43,220,939               --       43,220,939               --       43,220,939

Prepaid Acquisition Costs                              4,000               --            4,000               --            4,000

Intangibles
     Goodwill                                             --               --               -- (b)   32,810,480       32,810,480
     Other intangibles                                12,500       12,272,124       12,284,624 (a)     (182,735)      12,101,889
                                               -------------    -------------    -------------    -------------    -------------
Total intangibles                                     12,500       12,272,124       12,284,624       32,627,745       44,912,369
     Accumulated amortization                             --       (1,741,709)      (1,741,709)              --       (1,741,709)
                                               -------------    -------------    -------------    -------------    -------------
Intangibles, net                                      12,500       10,530,415       10,542,915       32,627,745       43,170,660

Other noncurrent assets                                   --        1,003,616        1,003,616               --        1,003,616
                                               -------------    -------------    -------------    -------------    -------------

                  Total assets                 $  50,113,435    $  38,472,871    $  88,586,306    $  32,627,745    $ 121,214,051
                                               =============    =============    =============    =============    =============

LIABILITIES AND MEMBER'S EQUITY

Current liabilities
     Accounts payable and accrued expense      $     148,706    $     918,785        1,067,491    $          --    $   1,067,491
     Accrued expense                                 432,400        5,102,452        5,534,852               --        5,534,852
     Notes payable                                 1,048,248               --        1,048,248               --        1,048,248
     Due to Related Party - Intercompany             593,525         (593,525)              --               --               --
     Due to Related Party - Net                           --        1,797,805        1,797,805               --        1,797,805
     Client payouts                                       --       41,680,766       41,680,766               --       41,680,766
                                               -------------    -------------    -------------    -------------    -------------
Total current liabilities                          2,222,879       48,906,283       51,129,162               --       51,129,162

     Other liabilities                               475,000        2,778,708        3,253,708               --        3,253,708
     10% Convertible notes                         9,525,000                         9,525,000               --        9,525,000
                                               -------------    -------------    -------------    -------------    -------------
Total liabilities                                 12,222,879       51,684,992       63,907,871               --       63,907,871

Shareholder's equity
     Common stock                                     28,312               --           28,312               --           28,312
     Preferred B                                          --               --               --               --               --
     Preferred C                                          10               --               10               --               10
     Preferred D                                          --               --               -- (b)          330              330
     Preferred E                                          35               --               35               --               35
     Preferred F                                          35               --               35               --               35
     Preferred G                                          45               --               45               --               45
     Additional paid-in-capital                   42,238,872               --       42,238,872 (b)   19,415,294       61,654,166
     Retained Earnings                            (4,376,753)              --       (4,376,753)              --       (4,376,753)
     Equity                                               --      (13,212,121)     (13,212,121)(b)   13,212,121               --
                                               -------------    -------------    -------------    -------------    -------------
Total shareholder's equity                        37,890,556      (13,212,121)      24,678,435       32,627,745       57,306,180
                                               -------------    -------------    -------------    -------------    -------------

       Total liabilities and member's equity   $  50,113,435    $  38,472,871    $  88,586,306    $  32,627,745    $ 121,214,051
                                               =============    =============    =============    =============    =============


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
               INTERACTIVE BRAND DEVELOPMENT, INC. AND SUBSIDIARY
                                       AND
                          INTERNET BILLING COMPANY, LLC
                    NOTES TO PRO FORMA FINANCIAL INFORMATION

Note A: Historical Information


The financial information for Interactive Brand Development, Inc. & Subsidiaries ("IBD" or the "Company") represents the information from the Company's Form 10-KSB for the fiscal year ended December 31, 2004.

The financial information shown for Internet Billing Company, LLC and Subsidiary ("iBill") was derived from its audited information for its fiscal year ended December 31, 2004



Note B: Pro Forma Consolidated Balance Sheet


The Pro Forma Consolidated Sheet has been prepared on the basis of the following assumptions:

 (a) Adjustment of other intangibles is due entirely to the decrease in value of Non-compete Agreements for employees no longer with the company.

 (b) Purchase price allocation is subject to issuance of Series D converting into 49.9% common stock at the date of conversion. As of January 21, 2005, the IBD stock was trading at $0.48 per share. A conservative valuation allowance was set aside pending an independent third party valuation.

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